RETURN TO TREASURY AGREEMENT
THIS RETURN TO TREASURY AGREEMENT (this "Agreement") is made as of the 24th day of June, 2015.
BETWEEN:
BE AT TV, INC., a company incorporated under the laws of the State of Nevada and having an address at 8 Ridge Street, North Sydney, Australia 2060
(the "Company")
AND:
LINDA MILLER, a businessperson having an address at 13100 Boones Ferry Road, Lake Oswego, Oregon, USA  97035
(the "Shareholder")
WHEREAS:
A.            The Shareholder is the registered and beneficial owner of 16,500,000 shares of common stock in the capital of the Company (the "Shares"); and
B.            In connection with, and in order to facilitate, the acquisition of Epic Stores Corp. by the Company (the "Acquisition"), the Shareholder has agreed to return the Shares to the treasury of the Company for the sole purpose of the Company retiring the Shares.
NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Shareholder (each, a "Party" and, together, the "Parties) hereby agree as follows:
Surrender of Surrendered Shares
1.            Subject only to the closing of the Acquisition (the "Closing"), the Shareholder hereby surrenders to the Company the Shares, and delivers to the Company certificates representing the Shares, duly endorsed for transfer in blank, with signatures guaranteed if applicable. The Company hereby acknowledges receipt from the Shareholder of the certificate(s) for the sole purpose of retiring the Shares pursuant to this Agreement.

Retirement of Shares
2.            Concurrent with or immediately following the Closing, the Company shall forthwith retire the Shares pursuant to §78.283 of Chapter 78 of the Nevada Revised Statutes.
Representations and Warranties
3.            The Shareholder represents and warrants to the Company that she is the owner of the Shares, that she has good and marketable title to the Shares, and that the Shares are free and clear of all liens, security interests or pledges of any kind whatsoever.
Release
4.            The Shareholder, together with the Shareholder's heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which the Shareholder ever had, now has or may have, howsoever arising: (a) out of the original grant and the retirement of the Shares, or (b) in connection with the Shareholder's involvement with the Company as a director and officer, or otherwise.
General
5.            Each of the Parties will execute and deliver such further and other documents, and do and perform such further and other acts, as the other Party may reasonably require to carry out, and give effect to, the terms and intention of this Agreement.
6.            Time is expressly declared to be the essence of this Agreement.
7.            The provisions contained herein constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous communications, representations and agreements, whether verbal or written, between the Parties with respect to the subject matter hereof.
8.            This Agreement will enure to the benefit of, and be binding upon, the Parties and their respective heirs, executors, administrators, successors and permitted assigns.
9.            This Agreement is not assignable without the prior written consent of each of the Parties.
10.            This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.
11.            This Agreement may be executed in counterparts, each of which, when executed, will be deemed to be an original, and all of which will together constitute one and the same Agreement.  Delivery of executed copies of this Agreement by email or other form of electronic transmission will constitute proper delivery and will be deemed to be originally executed copies.

12.            The Company has obtained legal advice concerning this Agreement and has requested that the Shareholder obtain independent legal advice with respect to same before executing this Agreement.  In executing this Agreement, the Shareholder represents and warrants to the Company that he has been advised to obtain independent legal advice, and that, prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so.
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IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the day and year first above written.
BE AT TV, INC.

Per:  /s/ Paul Medley
          Authorized Signatory

Executed by LINDA MILLER in the presence of:

/s/ signed
 Signature

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Address
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 Occupation
) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Linda Miller LINDA MILLER